UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2011

RUBICON FINANCIAL INCORPORATED
 (Exact name of registrant as specified in its charter)

Nevada	000-29315	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, First Floor Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 668-9567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Rubicon Financial Incorporated v. Grant Bettingen

In July of 2009, the Registrant filed its first amended complaint in the Superior Court of the State of California, for the County of Orange – Central Justice Center (Case Number 30-2009-00124138-CU-BC-CJC), against Grant Bettingen and Grant Bettingen, as Trustee of the 1999 Bettingen Trust U/D/T October 8, 1999, seeking damages for:

1.	Breach of Contract;
2.	Fraud;
3.	Declaratory Relief;
4.	Breach of Covenant of Good Faith and Fair Dealing; and
5.	Unjust Enrichment.

These claims arise from the June 2008 merger between the Registrant and Grant Bettingen, Inc. (now known as Newport Coast Securities, Inc.). On or about August 10, 2009, the Registrant was served with a suit from M. Grant Bettingen, the Bettingen 1999 Trust and Christi Bettingen (collectively the “Bettingens”)(Case Number 30-2009-00290794) stemming from the same transaction and alleging 30 causes of action. These two cases were consolidated. On July 29, 2010, the Registrant’s demurrer to the second amended cross-complaint filed by the Bettingens was sustained without leave to amend. The Court’s ruling effectively dismissed the Bettingens second amended cross-complaint and the causes of action resulting therefrom. The Bettingens appealed the Court’s ruling on the demurrer.

In addition, on October 14, 2010, the Registrant’s motion for attorney’s fees and costs against the Bettingens was granted and the Registrant was awarded attorneys’ fees in the sum of $337,634.00, and costs in the sum of $18,235.50. The Bettingens appealed the Court’s ruling on the motion for attorney’s fees.

Appeal Decisions

On December 27, 2011, the Registrant received the appeal opinions from the Court of Appeal of the State of California in both of the matters discussed above.

As to the demurrer on the Bettingens second amended cross-complaint, the Court of Appeals affirmed the dismissal of 21 of the Bettingens causes of action and reversed the judgment as to nine causes of action. The reversed causes of action include (1) breach of contract, breach of the implied covenant of good faith and fair dealing, and declaratory relief (1st through 5th and 23d causes of action) against the Registrant and Newport Coast Securities; (2) defamation against Joseph Mangiapane, Jr. (16th cause of action); and (3) the FEHA causes of action for discrimination and retaliation in violation of the FEHA (25th and 26th causes of action) against the Registrant and Newport Coast Securities. Further, the Court affirmed the dismissal as to the individual defendants, other than Mr. Mangiapane, included in the second amended cross-complaint.

Further, as to the award of attorney’s fees, the Court of Appeals reversed the judgment stating that due to the reversal of parts of the demurrer, the award cannot stand and must be vacated.

The Registrant believes the Bettingen claims have no merit and intends to continue to aggressively pursue this action, which remains in complex litigation court.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Financial Incorporated

Date: January 10, 2012	By:	/s/ Joseph Mangiapane, Jr.
Joseph Mangiapane, Jr.
Chief Executive Officer